                                                                      EXHIBIT 23

                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement, File Number 33-51231.



                                                   ARTHUR ANDERSEN & CO.


Detroit, Michigan,
June 24, 1994.





                                     156